UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/10/2007

AMN HEALTHCARE SERVICES , INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16753

Delaware	06-1500476
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12400 High Bluff Drive, Suite 100 San Diego California, 92130
(Address of principal executive offices, including zip code)

866-871-8519
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 9, 2007, our Board of Directors approved amending our Bylaws. The Third Amended and Restated By-laws of AMN Healthcare Services, Inc., effective as of October 9, 2007, are hereby amended as follows:

The first two sentences of Article 7, Section 7.1 of the By-laws are hereby deleted and the following two sentences are substituted in their place:

The shares of stock of the Corporation shall be represented by certificates, or shall be unauthenticated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. To the extent that shares are represented by certificates, such certificates shall be in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

3(II)         Amendment to the Company's Bylaws, effective October 9, 2007, furnished pursuant to Item 5.03 of this Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES , INC.

Date: October 10, 2007	By:	/s/ Denise L. Jackson
Denise L. Jackson
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-3.II	Amendment Bylaws